UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 17, 2007

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 George Street, Suite 420, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

(732) 296-8400

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 17, 2007, upon the recommendation of the Nominating Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of Senesco Technologies, Inc. ( the “Company”), the Board increased the size of the Board from seven (7) members to eight (8) members, and appointed Jack Van Hulst to fill such vacancy.  Mr. Van Hulst will serve until the Annual Meeting of Stockholders of the Company to be held in 2007.

Mr. Van Hulst, age 67, currently serves on the board of directors of Protein Sciences Corporation, a privately-held biotechnology company.  Mr. Van Hulst also serves as a pharmaceutical industry consultant to Mehta Partners LLC.  From February 1999 until December 2005, Mr. Van Hulst served as executive vice president of MOVA Pharmaceutical Corporation, a contract manufacturer to the pharmaceutical industry.  Mr. Van Hulst began his career in 1968 at the multinational Dutch company Organon, which was subsequently acquired by AKZO, N.V., holding various positions of increasing responsibility, including president of AKZO’s generic drug business from 1986 to 1989.

The Board determined that Mr. Van Hulst has no relationship with the Company or its subsidiaries, either directly or indirectly, that would be inconsistent with a determination of independence under the applicable rules and regulations of the American Stock Exchange or the Securities and Exchange Commission.

The Board is in the process of determining which committees Mr. Van Hulst shall serve upon, if any.

Mr. Van Hulst will receive compensation consistent with that awarded, as previously disclosed in the Company’s proxy statement, to other Board members for his duties performed in serving on the Board.

Neither Mr. Van Hulst nor any member of his immediate family has engaged, directly or indirectly, in any transaction, or series of similar transactions, with the Company or any of its subsidiaries since June 30, 2005 in which the amount involved exceeds $120,000.  In addition, Mr. Van Hulst does not have any family relationship with any executive officer or director of the Company.

On January 18, 2007, the Company issued a press release announcing the appointment of Mr. Van Hulst to serve as director of the Company.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Senesco Technologies, Inc. on January 18, 2007 announcing the appointment of Mr. Van Hulst to serve as a director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: January 22, 2007	By:	/s/	Bruce Galton
	Name:		Bruce Galton
	Title:		President and Chief Executive Officer